UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17,  2014

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)      An annual meeting of shareholders (“Annual Meeting”) of Healthwarehouse.com, Inc. (the “Company”) was held on October 17, 2014.

(b)      There were 35,237,050 shares of common stock of the Company entitled to one vote per share, 451,879 shares of Series B preferred stock of the Company entitled to 10.72 votes per share and 10,000 shares of Series C preferred stock of the Company entitled to one vote per share, which could be voted at the Annual Meeting, aggregating 40,091,193 votes eligible to be cast at the Annual Meeting. There were 28,093,317 shares of common stock, 203,082 shares of Series B preferred stock representing 2,177,039 votes and 0 shares of Series C preferred stock represented at the Annual Meeting by the holders thereof or by proxy, which shares constituted a quorum for purposes of the Annual Meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

1.            Election of directors for a one-year term:

	FOR	WITHHELD	BROKER NON-VOTES

Lalit Dhadphale	23,228,098	2,615,910	4,426,348
Youssef Bennani	23,251,490	2,592,518	4,426,348
Joseph Savarino	23,258,105	2,585,903	4,426,348
Ambassador Ned L. Siegel	23,258,315	2,585,693	4,426,348

2.            To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

22,671,369	2,621,664	577,068	4,400,255

3.            To approve the 2014 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

23,135,456	2,682,313	26,239	4,426,348

4.            To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

26,714,898	3,219,775	309,588	26,095

5.           To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

25,556,633	4,437,052	275,136

The nominees were elected as directors and the proposals to adopt a non-binding resolution to approve the compensation of the Company’s named executive officers, to approve the 2014 Stock Incentive Plan, to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock and to ratify Marcum LLP as the Company’s independent registered public accounting firm for 2014 were adopted by the shareholders of the Company at the Annual Meeting.

(c)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2014	HEALTHWAREHOUSE.COM, INC.

By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer